Statements of Cash Flows (Unaudited) (USD $)	6 Months Ended	9 Months Ended		15 Months Ended
	Jun. 30, 2012	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (31,409)	$ (220,930)	$ (4,958)	$ (252,339)
Contributed services	4,000
Increase in prepaid expenses	(2,500)
Increase in accounts payable and accrued expenses	2,000
Total adjustments to net income	3,500
Net cash (used in) operating activities	(27,909)	(206,233)	(16,532)	(234,142)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of intangible asset		(24,000)		(24,000)
Net cash provided by (used in) investing activities		(24,000)		(24,000)
CASH FLOWS FROM FINANCING ACTIVITIES
Note payable	15,000	165,000	15,000	180,000
Common shares issued for cash, net	166,500		90,000	166,500
Net cash provided by financing activities	181,500	165,000	105,000	346,500
Net increase in cash	153,591	(65,233)	88,468	88,358
Cash - beginning balance		153,591
CASH ENDING BALANCE	153,591	88,358	88,468	88,358
Cash paid for:
Interest
Income taxes